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EXHIBIT 10.45


                          LEASE EXTENSION AGREEMENT

This agreement is dated April 25, 1998 for reference purposes and is an additional modification to the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley,
California:

1) LEASE EXTENDED THROUGH JUNE 1999. The Lease is hereby extended six months through June 30, 1999. The lease rate for this extension period will be at $18,500 per month.

2) HOLDING OVER. If LESSEE remains in possession of the premises per Paragraph 26 (Holding Over), then the agreed monthly rent is $20,000.



SIGNED: /s/ Charles A. Grant      Gen Part.      4-27-98
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        FOR LESSOR                  TITLE         DATE

SIGNED: /s/ John DiPietro            COO         5-12-98
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        FOR LESSEE                  TITLE         DATE